EXHIBIT 10(a)




                  Insituform Technologies, Inc.
               ___________________________________
                         First Amendment
                   Dated as of August 20, 1997
                               to
                    Note Purchase Agreements
                  Dated as of February 14, 1997
               ___________________________________
         Re:  $110,000,000 7.88% Senior Notes, Series A,
                      Due February 14, 2007

           First Amendment to Note Purchase Agreements

     This First Amendment dated as of August 20, 1997 (the or this "First Amendment") to the Note Purchase Agreements, each dated as of February 14, 1997, is between Insituform Technologies, Inc., a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

                            Recitals:

     A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of February 14, 1997 (collectively, the "Note Agreements"), pursuant to which the Company has heretofore issued its 7.88% Senior Notes, Series A, due February 14, 2007, in the aggregate principal amount of $110,000,000 (the "Notes"). The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

     B. The Company proposes to enter into that certain Loan Agreement dated as of August 20, 1997 (the "Loan Agreement"), with NationsBank, N.A. (the "Bank"), pursuant to which the Bank will make available to the Company up to $20,000,000 aggregate principal amount in revolving credit facilities, which facilities will be guaranteed by certain Subsidiaries of the Company.

     C. The Company and the Noteholders now desire to amend the Note Agreements in the respects, but only in the respects, hereinafter set forth in order to reflect certain agreements between the Company and the Noteholders arising in connection with the consummation of the Loan Agreement.

     D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

     E. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

Section 1.     Amendments.

     Section 1.1. Section 7.4 of the Note Agreements shall be and is hereby amended in its entirety to read as follows:

          Section 7.4. Reporting Treatment of Certain Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, including without limitation the definition of "Subsidiary" contained in Exhibit B, so long as Midsouth Partners and Insituform Linings Plc each own less than 1.0% of Consolidated Total Assets and contribute less than 1.0% of Consolidated Net Earnings in any fiscal period and do not constitute Subsidiaries (as defined in Schedule B) during such period, the Company shall be permitted to include the financial information of such entities in the consolidated statements of the Company and its Subsidiaries for purposes of the financial reporting requirements contained in Sections 7.1(a) and (b), and only for purposes of such Sections, and in no event for purposes of determining compliance with any of the covenants contained in Sections 9 or 10 hereof notwithstanding that the information for such entities is consolidated with the Company and its Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, including without limitation the definition of "Subsidiary" contained in Exhibit B, if at any time either Midsouth Partners or Insituform Linings Plc shall own 1.0% or more of Consolidated Total Assets or contribute 1.0% or more of Consolidated Net Earnings in any fiscal period and not be a Subsidiary (as defined in Schedule B), the Company shall either: (a) provide consolidating or stand-alone financial statements setting forth separately the financial information for Midsouth or Insituform Linings Plc, as the case may be, for such period, and the financial information of such entity in the consolidated statements of the Company and its Subsidiaries for purposes of the financial reporting requirements contained in Sections 7.1(a) and (b) and only for purposes of such Sections (and in no event for purposes of determining compliance with any of the covenants contained in Sections 9 and 10 hereof notwithstanding that the information for such entities is consolidated with the Company and its Subsidiaries) or
     (b) exclude the financial information for Midsouth Partners or Insituform Linings Plc, as the case may be, from the consolidated financial statements of the Company and its Subsidiaries required to be delivered by the Company for such period pursuant to Sections 7.1(a) and
     (b) (and in no event shall the Company include the financial information of such entities for purposes of any determination of compliance with any of the covenants contained in Sections 9 or 10 hereof).

     Section 1.2. The definition of "Priority Debt" appearing in Exhibit B of the Note Agreements shall be and is hereby amended in its entirety to read as follows:

          "Priority Debt" means, as of the date of any determination thereof, without duplication, (a) all Indebtedness of Subsidiaries (other than (i) Indebtedness owing to the Company or another Wholly-owned Subsidiary,
     (ii) the Subsidiary Guaranties and (iii) Specified Subsidiary Indebtedness) and (b) all Indebtedness of the Company and its Subsidiaries secured by Liens within the limitations of Section 10.5(l).

     Section 1.3. Exhibit B of the Note Agreements shall be and is hereby amended by adding thereto the following definitions to read as follows:

          "Loan Agreement" means that certain Loan Agreement dated as of August 20, 1997, between the Company and NationsBank, N.A. providing for up to $20,000,000 aggregate principal amount in revolving credit facilities, and any amendment, renewal, replacement, refunding or refinancing thereof on terms no less favorable to the Company in any material respect and without increase in the aggregate principal amount of credit available thereunder.

          "Specified Subsidiary Indebtedness" means
     Indebtedness of Subsidiaries consisting of unsecured Guaranties of the Company's or another Subsidiary's obligations under and pursuant to the Loan Agreement, provided that, within the time period required by Section
     9.8 of this Agreement, the Company shall have executed and delivered, or shall have caused to be executed and delivered, to the holders of the Notes (a) an executed counterpart of a Subsidiary Guaranty substantially in the form of Exhibit 9.8(a) from each of the Subsidiaries guaranteeing the Company's obligations under such Loan Agreement and (b) an executed counterpart of an intercreditor agreement substantially in the form of
     Exhibit 9.8(e) among the holders of the Notes, each Person which is a party to the Loan Agreement as a lender or creditor, the Company and each such guaranteeing Subsidiary, all as and to the extent required by Section
     9.8 of this Agreement.

Section 2.     Representations and Warranties of the Company.

     Section 2.1. To induce the Noteholders to execute and deliver this First Amendment, the Company represents and warrants
(which representations shall survive the execution and delivery of this First Amendment) to the Noteholders that:

     (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorgani-zation, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

     (b) the Note Agreements, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

     (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Loan Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
(iii)(A)(3) of this Section 2.1(c), other than any violation, breach or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;

     (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

     (e)  all the representations and warranties contained in
Section 13 of the Loan Agreement are true and correct in all material respects and are incorporated herein by reference (including schedules referred to therein and the related definitions contained or referenced in Section 2 thereof) with the same force and effect as if made by the Company directly to the Noteholders on and as of the date hereof, except that all references to (i) any "Loan Document" shall be references to the First Amendment, (ii) the "Lender" shall be references to the Noteholders, (iii) any "Default" or "Event of Default" shall be references to a Default or Event of Default under the Note Agreements, and (iv) a "Material Adverse Effect" shall be references to a Material Adverse Effect under the Note Agreements.

Section 3.     Conditions to Effectiveness of This First Amendment.

     Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

     (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 66-2/3% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

     (b) executed copies of the Subsidiary Guaranties, duly executed by the Subsidiaries which are parties thereto, along with such certificates, documents, evidences and opinions required to be delivered pursuant to the provisions of Section 9.8 of the Note Agreements, shall have been delivered to the Noteholders, each of which shall be in form and substance satisfactory to the Noteholders;

     (c) executed counterparts of the Intercreditor Agreement required to be delivered pursuant to the provisions of Section 9.8(e) of the Note Agreements among the Noteholders, the Bank, the Company and each Subsidiary delivering a Guaranty to the Noteholders and the Bank, duly executed by the parties thereto, shall have been delivered to the Noteholders;

     (d) copies of the final executed form of the Loan Agreement between the Company and the Bank, shall have been delivered to the Noteholders together with copies of each of the Guaranties delivered by the Subsidiaries in connection therewith, which Loan
Agreement and Guaranties shall be in form and substance satisfactory to the Noteholders; and

     (e) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof and a certificate of a Responsible Officer certifying the same shall have been delivered to the Noteholders.

Upon receipt of all of the foregoing, this First Amendment shall become effective. Delivery of this First Amendment to the Company, duly executed by the holders of at least 66-2/3% of the outstanding principal amount of the Notes, shall acknowledge satisfaction of the foregoing conditions.

Section 4.     Payment of Noteholders' Counsel Fees and Expenses.

     Section 4.1. The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Section 5.     Miscellaneous.

     Section 5.1. This First Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

     Section 5.3.   The descriptive headings of the various
Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 5.4. This First Amendment shall be governed by and construed in accordance with Illinois law.

     Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                         Insituform Technologies, Inc.


                         By s/William A. Martin
                           ----------------------------------
                         Its Senior Vice President-Chief
                            ---------------------------------
                              Financial Officer

Accepted and agreed to as of
the date first written above:

The Northwestern Mutual Life Insurance Company

By   s/Richard A. Strait
  -------------------------------
Its  Vice President
   ------------------------------

Principal Mutual Life Insurance Company

By   s/Shabnam B. Miglani
  -------------------------------
Its  Counsel
   ------------------------------

By   s/Sarah J. Pitts
  -------------------------------
Its  Counsel
   ------------------------------

Allstate Life Insurance Company

By   s/Patricia W. Wilson
  --------------------------------

By   s/Ronald A. Mendel
  --------------------------------
     Authorized Signatories

Connecticut General Life Insurance Company

By:  CIGNA Investments, Inc.


By   s/Edward Lewis
  --------------------------------
Its  Managing Director
   -------------------------------

CIGNA Property and Casualty Insurance Company

By:  CIGNA Investments, Inc.


By   s/Edward Lewis
  --------------------------------
Its  Managing Director
   -------------------------------

Connecticut General Life Insurance Company, on behalf of one or more separate accounts

By:  CIGNA Investments, Inc.


By   s/Edward Lewis
  --------------------------------
Its  Managing Director
   -------------------------------

The Security Mutual Life Insurance
 Company of Lincoln, Nebraska

By   s/Kevin W. Hammond
  --------------------------------
Its  Vice President-Chief Investment
   -------------------------------
       Officer

The Minnesota Mutual Life Insurance
 Company

By: MIMLIC Asset Management Company

By   s/Marilyn Froelich
  --------------------------------
Its  Vice President
   -------------------------------

Mutual Trust Life Insurance Company

By: MIMLIC Asset Management Company

By   s/Marilyn Froelich
  --------------------------------
Its  Vice President
   -------------------------------

Jefferson-Pilot Life Insurance Company

By   s/James E. McDonald, Jr.
  --------------------------------
Its  Second Vice President
   -------------------------------

Alexander Hamilton Life Insurance
 Company of America

By   s/James E. McDonald, Jr.
  --------------------------------
Its  Second Vice President
   -------------------------------

Northern Life Insurance Company

By   s/James V. Wittich
  --------------------------------
Its  Assistant Treasurer
   -------------------------------

ReliaStar United Services Life
 Insurance Company

By   s/James V. Wittich
  --------------------------------
Its  Assistant Treasurer
   -------------------------------

ReliaStar Bankers Security Life
 Insurance Company

By   s/James V. Wittich
  --------------------------------
Its  Vice President
   -------------------------------

ReliaStar Life Insurance Company

By   s/James V. Wittich
  --------------------------------
Its  Authorized Representative
   -------------------------------

Pierce National Life Insurance Company

By   s/Douglas W. Kroske
  --------------------------------
Its  Authorized Officer
   -------------------------------

                      Guaranty Agreement



                  Dated as of August 20, 1997








             Re"  $110,000,000 7.88% Senior Notes,
                           Series A,
                    Due February 14, 2007,
                              of
                 Insituform Technologies, Inc.

                       Table of Contents
                 (Not a part of the Agreement)
Section        Heading
Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Section 1.     Definitions . . . . . . . . . . . . . . . . . .1
Section 2.     Guaranty of Notes and Note Agreement. . . . . .2
Section 3.     Guaranty of Payment and Performance . . . . . .2
Section 4.     General Provisions Relating to the Guaranty . .3
Section 5.     Representations and Warranties of the
     Guarantors. . . . . . . . . . . . . . . . . . . . . . . .7
Section 6.     Guarantor Covenants . . . . . . . . . . . . . .9
Section 6.1.   Compliance with Law . . . . . . . . . . . . . .9
Section 6.2.   Insurance . . . . . . . . . . . . . . . . . . .9
Section 6.3.   Maintenance of Properties . . . . . . . . . . .9
Section 6.4.   Payment of Taxes and Claims . . . . . . . . . .9
Section 6.5.   Corporate Existence, etc. . . . . . . . . . . 10
Section 7.     Submission to Jurisdiction. . . . . . . . . . 10
Section 8.     Judgments . . . . . . . . . . . . . . . . . . 10
Section 9.     Notices . . . . . . . . . . . . . . . . . . . 10
Section 10.    Amendments and Modifications;
               Solicitation of Noteholders . . . . . . . . . 11
Section 11.    Proceeds. . . . . . . . . . . . . . . . . . . 12
Section 12.    Miscellaneous . . . . . . . . . . . . . . . . 12
Signatures . . . . . . . . . . . . . . . . . . . . . . . . . 13

____________________
Schedule I to Guaranty Agreement

                      Guaranty Agreement
        Re:  $110,000,000 7.88% Senior Notes, Series A,
                    Due February 14, 2007,
                              of
                 Insituform Technologies, Inc.

     This Guaranty Agreement (the or this "Guaranty") is dated as of August 20, 1997, and given by the entities identified in
Schedule I hereto which are signatories to this Guaranty
(individually, a "Guarantor" and collectively, the "Guarantors").

                       R e c i t a l s:

     A.   The Guarantors are Subsidiaries of Insituform
Technologies, Inc., a Delaware corporation (the "Company").

     B. The Company has entered into separate and several Note Purchase Agreements each dated as of February 14, 1997 (collectively, the "Note Purchase Agreements"), between the Company and each of the Purchasers named on Schedule A attached to the Note Purchase Agreements (together with their successors and assigns, the "Noteholders"), providing for, among other things, the issue and sale by the Company to the Noteholders of $110,000,000 aggregate principal amount of its 7.88% Senior Notes, Series A, due February 14, 2007 (the "Notes").

     C.   Pursuant to Section 9.8 of the Note Purchase
Agreements, upon which the Noteholders relied at the time of the original issuance of the Notes, and upon which each subsequent holder of the Notes relied at the time of its subsequent acquisition of the Notes, the Company is required to cause the Guarantors to enter into this Guaranty.

     D. The Guarantors are part of an affiliated group of corporations with the Company and each will receive substantial direct and indirect benefit by reason of the original issue and sale by the Company of the Notes.

     Now, therefore, in consideration of the premises and in further consideration of the sum of Ten Dollars ($10.00) paid to each Guarantor by the Noteholders, the receipt whereof is hereby acknowledged, each Guarantor does hereby covenant and agree as follows:

Section 1.     Definitions.

     Unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned thereto in the Note
Purchase Agreements and such definitions shall be equally applicable to both the singular and plural forms of any of the terms so defined.

Section 2.     Guaranty of Notes and Note Agreement.

     (a) Subject to Section 2(b) below, the Guarantors do hereby, jointly and severally, irrevocably, absolutely and uncondition-ally guaranty unto the Noteholders (i) the full and prompt payment of the principal of, premium, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes) in coin or currency of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (ii) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owned by the Company under the terms of the Notes and the Note Purchase Agreements, and (iii) the full and prompt payment, upon demand by any Noteholder of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or the Note Purchase Agreements or in the protection or enforcement of any rights, privileges or liabilities under this Guaranty or in any consultation or action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or the Note Purchase Agreements or any of the terms thereof or of any other like circumstance or circumstances.

     (b) The obligations of each Guarantor hereunder shall be limited to the lesser of (i) the obligations of the Company guaranteed hereunder, or (ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), if and to the extent such Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

Section 3.     Guaranty of Payment and Performance.

     This is a guaranty of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreements be brought against the Company or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Noteholder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company, any other Guarantor or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Noteholder of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company, any other Guarantor or any other
Person to any Noteholder or by any failure, delay, neglect or omission by the Noteholder to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Noteholder.

Section 4.     General Provisions Relating to the Guaranty.

     (a) Each Guarantor hereby consents and agrees that any Noteholder or Noteholders from time to time, with or without any further notice to or assent from such Guarantor, may, without in any manner affecting the liability of each such Guarantor under this Guaranty, upon such terms and conditions as any such Noteholder may deem advisable:

          (i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other instruments and this Guaranty; or

          (ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Noteholder as direct or indirect security for the payment or performance of any indebtedness, liability or obligation of the Company or any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes; or

          (iii) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Notes.

     Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that each Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

     (b) Each Guarantor hereby waives, to the fullest extent permitted by law: (i) notice of acceptance of this Guaranty by the Noteholders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Noteholders upon this Guaranty (it being understood that every indebtedness, liability and obligation described in Section 1 shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);
(ii) demand of payment by any Noteholder from the Company, any other Guarantor or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (iii) presentment for the payment by any Noteholder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor. The obligations of each Guarantor under this Guaranty and the rights of any Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

     (c) The obligations of each Guarantor hereunder shall be binding upon such Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

          (i) the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreements or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company, any other Guarantor or any other Person on the Notes or under the Note Purchase Agreements or the power or authority or the lack of power or authority of the Company to issue the Notes or execute and deliver the Note Purchase Agreements or to perform any of its obligations thereunder or the existence or continuance of the Company, any other Guarantor or any other Person as a legal entity; or

          (ii) any default, failure or delay, willful or otherwise, in the performance by the Company, any other Guarantor or any other Person of any obligations of any kind or character whatsoever of the Company, any other Guarantor or any other Person (including, without limitation, the obligations and undertakings of the Company, any other Guarantor or any other Person under the Notes or the Note Purchase Agreements); or

          (iii) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any other Guarantor or any other Person or in respect of the property of the Company, any other Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company, any other Guarantor or any other Person; or

          (iv) impossibility or illegality of performance on the part of the Company, any other Guarantor or any other Person of its obligations under the Notes, the Note Purchase
     Agreements, this Guaranty or any other instruments; or

          (v) in respect of the Company, any other Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any other Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any other Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

          (vi) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

          (vii) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Purchase Agreements or any instrument relating thereto; or

          (viii) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

          (ix) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of Default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any other Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes or the Note Purchase Agreements or failure to resort for payment to the Company, any other Guarantor or any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

          (x) the acceptance of any additional security or other guaranty, the advance of additional money to the Company, any other Guarantor or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes or the Note Purchase Agreements, or the sale, release, substitution or exchange of any security for the Notes; or

          (xi) any defense whatsoever that the Company, any other Guarantor or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than payment in cash thereof, or to the performance or observance of any of the provisions of the Note Purchase Agreements, whether through the satisfaction or purported satisfaction by the Company, any other Guarantor or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

          (xii) any act or failure to act with regard to the Notes, the Note Purchase Agreements or anything which might vary the risk of any Guarantor; or

          (xiii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the obligations of such Guarantor under this Guaranty;

provided, that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreements, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreements, as amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall Default under the terms of the Notes or the Note Purchase Agreements and that notwithstanding recovery hereunder for or in respect of any given Default or Defaults by the Company under the Notes or the Note Purchase Agreements, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent Default.

     (d) Subject to the provisions of the Note Purchase Agreements, all rights of any Noteholder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to any Guarantor under this Guaranty or the Company.

     (e) To the extent of any payments made under this Guaranty, each Guarantor shall be subrogated to the rights of the Noteholder upon whose Note such payment was made, but such Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any Noteholder for which full payment has not been made or provided for and, to that end, such Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by such Guarantor in accordance with the provisions of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder or Noteholders against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right unless and until 366 days after all of the Notes and all other sums due and payable under the Note Purchase Agreements have been fully paid and discharged. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under the Note Purchase Agreements and this Guaranty, such amounts shall be held in trust for the benefit of the Noteholders and shall forthwith be paid to the Noteholders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreements and this Guaranty, whether matured or unmatured. Each Guarantor acknowledges that it has received direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreements and that the waiver set forth in this subsection is knowingly made as a result of the receipt of such benefits.

     (f) Each Guarantor agrees that to the extent the Company, any other Guarantor or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors' obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Noteholder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

     (g) No Noteholder shall be under any obligation (i) to marshal any assets in favor of any Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of any Guarantor hereunder or (ii) to pursue any other remedy that any Guarantor may or may not be able to pursue itself and that may lighten such Guarantor's burden or any right which any Guarantor hereby expressly waives.

     (h) The obligations of each Guarantor with respect to the guaranty and all other obligations under this Guaranty of such Guarantor are direct and unsecured obligations of such Guarantor ranking pari passu as against the assets of such Guarantor and pari passu with all other present and future Indebtedness of such Guarantor which is not expressed to be subordinate or junior in rank to any other Indebtedness of such Guarantor (except to the extent that the foregoing is not true by virtue of, and solely by virtue of, Liens expressly permitted by the Note Purchase
Agreements securing other Indebtedness).

Section 5.     Representations and Warranties of the Guarantors.

     Each Guarantor represents and warrants to you as follows:

     (a) Organization; Power and Authority. Such Guarantor is duly organized, validly existing and, if a corporation, in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Guarantor has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

     (b) Authorization, etc. This Guaranty has been duly authorized by all necessary corporate or other action under its organizational and governing instruments on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Compliance with Laws, Other Instruments, etc. (1) The execution, delivery and performance by such Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any subsidiary thereof under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which such Guarantor or any subsidiary thereof is bound or by which such Guarantor or any subsidiary thereof or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any subsidiary thereof or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Guarantor or any subsidiary thereof, other than any contravention, breach, default, creation, conflict or violation under clauses (i) through (iii), inclusive, of this
Section 5(c) which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     (2) All obligations of such Guarantor under this Guaranty are direct and unsecured obligations of such Guarantor ranking pari passu with all other existing unsecured Indebtedness of such Guarantor (actual or contingent) which is not expressed to be subordinated or junior in rank to any other unsecured Indebtedness of such Guarantor.

     (d) Governmental Authorizations, etc;. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

Section 6.     Guarantor Covenants.

     Section 6.1. Compliance with Law. Each Guarantor will and will cause each of its subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and ERISA, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 6.2. Insurance. Each Guarantor will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     Section 6.3. Maintenance of Properties. Each Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective
Material properties in good repair, working order and condition
(other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent such Guarantor or any subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material
Adverse Effect.

     Section 6.4. Payment of Taxes and Claims. Each Guarantor will and will cause each of its subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Guarantor or any subsidiary thereof; provided that neither such Guarantor nor any subsidiary need pay any such tax or assessment or claims if
(a) the amount, applicability or validity thereof is contested by such Guarantor or such subsidiary on a timely basis in good faith and in appropriate proceedings, and such Guarantor or a subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Guarantor or such subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     Section 6.5. Corporate Existence, etc. Each Guarantor will at all times preserve and keep in full force and effect its corporate or other existence, except to the extent otherwise permitted by the Note Purchase Agreements. Each Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of such Guarantor and its subsidiaries unless, in the good faith judgment of such Guarantor, the termination of or failure to preserve and keep in full force and effect such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 7.     Submission to Jurisdiction.

     Each Guarantor hereby irrevocably submits and consents to the nonexclusive jurisdiction of the Federal court located within the Northern District of the State of Illinois (or if such court lacks jurisdiction, the state courts located therein) and irrevocably agrees that all actions or proceedings relating to this Guaranty may be litigated in such courts, and such Guarantor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by delivery to it at the address set forth in Section 9 or to its agent referred to below at such agent's address set forth below and that service so made shall be deemed to be completed upon actual receipt. Each Guarantor hereby irrevocably appoints the Company as its agent for the purpose of accepting service of any process within the State of Illinois. Nothing contained in this Section
7 shall affect the right of any Noteholder to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against any Guarantor or to enforce a judgment obtained in the courts of any other jurisdiction.

Section 8.     Judgments.

     Each Guarantor agrees that any payment made by such Guarantor to any Noteholder or for the account of any such Noteholder in respect of any amount required to be paid by such Guarantor in lawful currency of the United States of America, which payment is made in any currency other than lawful currency of the United States of America, whether pursuant to any judgment or order of the court or tribunal or otherwise, shall constitute a discharge of the obligations of such Guarantor only to the extent of the amount of lawful currency of the United States of America which may be purchased with such other currency on the day of payment. Each Guarantor covenants and agrees that it shall, as a separate and independent obligation, which shall not be merged in any such judgment or order, pay or cause to be paid the amount not so discharged and required to be paid in lawful currency of the United States of America.

Section 9.     Notices.

     All communications provided for herein shall be in writing, and (a) if to the Company or any Guarantor, delivered or mailed prepaid by registered or certified mail or express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), or (b) if to any Noteholder, delivered or mailed prepaid by express commercial air courier, or by facsimile communication (prompt express commercial air courier delivery of hard copy to follow such facsimile communication), in any case at the addresses set forth below, or to such other address as such person may designate to the other persons named below by notice given in accordance with this Section 9:

     If to any Noteholder:    To its address for notices appearing
                              in Schedule A to the Note Purchase
                              Agreements, as the case may be

     If to a Guarantor:  c/o  Insituform Technologies, Inc.
                              702 Spirit 40 Park Drive
                              Chesterfield, Missouri  63005
                              Attention:  President

     If to the Company:       Insituform Technologies, Inc.
702 Spirit 40 Park Drive
Chesterfield, Missouri  63005
Attention:  President


Section 10.    Amendments and Modifications; Solicitation of
Noteholders'.

     (a) This Guaranty may only be amended and/or modified by an instrument in writing signed by each Guarantor and by the Noteholder or Noteholders of at least 66 2/3% in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the Noteholders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guaranty set forth in this Guaranty or amend the requirements of Sections 2, 3, 4 or 8 hereof or amend this Section 10. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

     (b) Each Guarantor agrees that it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty, the Note Purchase Agreements or the Notes unless each Noteholder (irrespective of the amount of Notes then owned by it) shall be informed thereof by such Guarantor and shall be afforded the opportunity of considering the same for a period of not less than 30 days and shall be supplied by such Guarantor with a brief statement regarding the reasons for any such proposed waiver or amendment, a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Noteholder shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this Section 10 shall be delivered by such Guarantor to each Noteholder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the holder or holders of the requisite percentage of the outstanding Notes. Each Guarantor agrees that it will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions of this Guaranty, the Note Purchase Agreements or the Notes unless such remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

Section 11.    Proceeds.

     Each beneficiary of this Guaranty by its acceptance hereof agrees that any proceeds recovered hereunder will be shared pro rata among each beneficiary hereunder or under any other guaranty of the Guarantors.

Section 12.    Miscellaneous.

     (a) No remedy herein conferred upon or reserved to any Noteholder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Noteholder to exercise any remedy reserved to it under this Guaranty, it shall not be necessary for such Noteholder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

     (b) In case any one or more of the provisions contained in this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     (c) This Guaranty shall be binding upon each of the undersigned Guarantors and its respective successors and assigns and shall inure to the benefit of each Noteholder and its successors and assigns so long as its Note remains outstanding and unpaid.

     (d) Each Guarantor hereby agrees that the obligations of such Guarantor hereunder are joint and several with the obligations of each other Guarantor hereunder and with the obligations of any other guarantor of all or any portion of the indebtedness guaranteed hereby.

     (e) This Guaranty shall be governed by and construed in accordance with Illinois law, including all matters of construction, validity and performance.

     In Witness Whereof, each Guarantor has caused this Guaranty to be duly executed by an authorized officer of such Guarantor as of the 20th day of August, 1997.

                           Signatures.

Affholder, Inc.
INA Acquisition Corp.
Insituform Central, Inc.
Insituform Gulf South, Inc.
Insituform Mid-America, Inc.
Insituform Midwest, Inc.
Insituform Missouri, Inc.
Insituform North, Inc.
Insituform North America Corp.
Insituform Plains, Inc.
Insituform Rockies, Inc.
Insituform Southeast, Inc.
Insituform Texark, Inc.
Insituform West, Inc.
NuPipe, Inc.
United Pipeline Systems USA, Inc.


By   s/William A. Martin
  --------------------------------
Vice President of each of the foregoing entities

Insituform Southwest

By:  Insituform Southwest, Inc.,
     Managing Partner


By   s/William A. Martin
  ---------------------------------
     Its Vice President

Insituform of New England, Inc.

By   s/William A. Martin
  ---------------------------------
     Its Treasurer and Clerk


Acknowledged By:

Insituform Technologies, Inc.


By   s/William A. Martin
  ---------------------------------
     Its Senior Vice President-
     Chief Financial Officer

                           Guarantors


     Entity                   Jurisdiction of Organization

Affholder, Inc.                    Missouri
INA Acquisition Corp.              Delaware
Insituform Central, Inc.           Delaware
Insituform Gulf South, Inc.        Delaware
Insituform Mid-America, Inc.       Delaware
Insituform Midwest, Inc.           Delaware
Insituform Missouri, Inc.          Delaware
Insituform of New England, Inc.    Massachusetts
Insituform North, Inc.             Delaware
Insituform North America Corp.     Tennessee
Insituform Plains, Inc.            Delaware
Insituform Rockies, Inc.           Delaware
Insituform Southeast, Inc.         Florida
Insituform Southwest               California
Insituform Texark, Inc.            Delaware
Insituform West, Inc.              Oregon
NuPipe, Inc.                       Oregon
United Pipeline Systems USA, Inc.  Delaware

                    Intercreditor Agreement


                  Dated as of August 20, 1997


                             Among

                       NationsBank, N.A.

                              And

        The Northwestern Mutual Life Insurance Company
            Principal Mutual Life Insurance Company
                Allstate Life Insurance Company
          Connecticut General Life Insurance Company
         CIGNA Property and Casualty Insurance Company
         Connecticut General Life insurance Company,
          on behalf of one or more separate accounts
            Jefferson-Pilot Life Insurance Company
     Alexander Hamilton Life Insurance Company of America
          The Minnesota Mutual Life Insurance Company
              Mutual Trust Life Insurance Company
                Northern Life Insurance Company
       ReliaStar United Services Life Insurance Company
       ReliaStar Bankers Security Life Insurance Company
               ReliaStar Life Insurance Company
            Pierce National Life Insurance Company
                              and
The Security Mutual Life Insurance Company of Lincoln, Nebraska

                       Table of Contents
Section        Heading                                     Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Section 1.     Definitions . . . . . . . . . . . . . . . . . .2
Section 2.     Sharing of Recoveries . . . . . . . . . . . . .4
Section 2.1.   Pro Rata Share. . . . . . . . . . . . . . . . .4
Section 2.2.   Letters of Credit . . . . . . . . . . . . . . .5
Section 3.     Agreements Among The Creditors. . . . . . . . .5
Section 3.1.   Independent Actions by Creditors. . . . . . . .5
Section 3.2.   Relation of Creditors . . . . . . . . . . . . .5
Section 3.3.   Acknowledgment of Guaranties. . . . . . . . . .6
Section 3.4.   Additional Creditors. . . . . . . . . . . . . .6
Section 4.     Miscellaneous . . . . . . . . . . . . . . . . .6
Section 4.1.   Entire Agreement. . . . . . . . . . . . . . . .6
Section 4.2.   Notices . . . . . . . . . . . . . . . . . . . .6
Section 4.3.   Successors and Assigns. . . . . . . . . . . . .6
Section 4.4.   Consents, Amendment, Waivers. . . . . . . . . .6
Section 4.5.   Governing Law . . . . . . . . . . . . . . . . .7
Section 4.6.   Counterparts. . . . . . . . . . . . . . . . . .7
Section 4.7.   Sale of Interest. . . . . . . . . . . . . . . .7
Section 4.8.   Severability. . . . . . . . . . . . . . . . . .7
Section 4.9.   Expenses. . . . . . . . . . . . . . . . . . . .7
Section 4.10.  Term of Agreement . . . . . . . . . . . . . . .7

Signature Page . . . . . . . . . . . . . . . . . . . . . . . .1

                    Intercreditor Agreement

     This Intercreditor Agreement, dated as of August 20, 1997, is made among (i) the Lender (as hereinafter defined) and (ii) each of the Noteholders (as hereinafter defined); the Noteholders, the Lender and each of the additional Persons, if any, that become Creditors hereunder as contemplated by Section 3.4 hereof are individually referred to herein as a "Creditor" and are collectively referred to herein as the "Creditors".

                       R e c i t a l s:

     A. Under and pursuant to the separate and several Note Purchase Agreements, each dated as of February 14, 1997 (as such agreements may be modified or amended from time to time, collectively, the "Note Purchase Agreements"), between Insituform Technologies, Inc., a Delaware corporation (the "Company"), and each of the Purchasers named on Schedule A attached thereto respectively, the Company has heretofore issued and sold its 7.88% Senior Notes, Series A, due February 14, 2007, in the aggregate principal amount of $110,000,000 (the "Notes"). The holders of the Notes currently outstanding are referred to herein individually as a "Noteholder" and collectively as the "Noteholders."

     B. Under and pursuant to that certain Loan Agreement dated as of August 20, 1997 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Loan Agreement"), between the Company and NationsBank, N.A. (the "Lender"), the Lender has made available to the Company certain revolving credit facilities in a current aggregate principal amount up to $20,000,000 (all obligations in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

     C. As required by the Note Purchase Agreements, each of Affholder, Inc., a Missouri corporation, INA Acquisition Corp., a Delaware corporation, Insituform Central, Inc., a Delaware corporation, Insituform Gulf South, Inc., a Delaware corporation, Insituform Mid-America, Inc., a Delaware corporation, Insituform Midwest, Inc., a Delaware corporation, Insituform Missouri, Inc., Insituform of New England, Inc., a Massachusetts corporation, Insituform North, Inc., a Delaware corporation, Insituform North America Corp., a Tennessee corporation, Insituform Plains, Inc., a Delaware corporation, Insituform Rockies, Inc., a Delaware corporation, Insituform Southeast, Inc., a Florida corporation, Insituform Southwest, a California partnership, Insituform
Texark, Inc., a Delaware corporation, Insituform West, Inc., an
Oregon corporation, NuPipe, Inc., an Oregon corporation, and United Pipeline Systems USA, Inc., a Delaware corporation (collectively, the "Subsidiary Guarantors"), have concurrently herewith executed and delivered a Guaranty Agreement or Guaranty Agreements (as such agreement(s) may be modified or amended from time to time, collectively, the "Noteholder Guaranty"), each dated as of August 20, 1997, pursuant to which the Subsidiary Guarantors have irrevocably, absolutely and unconditionally guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Purchase Agreements.

     D. As required by the Loan Agreement, the Subsidiary Guarantors have concurrently herewith executed and delivered a Guaranty Agreement or Guaranty Agreements (as such agreement(s) may be modified or amended from time to time, collectively, the "Lender Guaranty"), each dated as of August 20, 1997, pursuant to which the Subsidiary Guarantors have irrevocably, absolutely and unconditionally guaranteed to the Lender the payment and performance of all obligations of the Company under the Loan Agreement. The Lender Guaranty and the Noteholder Guaranty are hereinafter referred to as the "Subsidiary Agreements."

     E.   Pursuant to the requirements of the Note Purchase
Agreements, the Company and the Subsidiary Guarantors have requested and the Lender has agreed to enter into this Agreement.

     Now, Therefore, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Definitions.

     The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

     "Bankruptcy Proceeding" shall mean, with respect to any person, (i) the filing by such person, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (ii) the making of an assignment for the benefit of such person's creditors, (iii) consent by such person to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to such person or with respect to any substantial part of its property, (iv) the adjudication of such person as insolvent or to be liquidated, (v) the taking by such person of corporate action for the purpose of any of the foregoing, or (vi) the entry by a court or governmental authority of competent jurisdiction of an order appointing, without consent by such person, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of such person.

     "Company" shall have the meaning assigned thereto in the Recitals hereof.

     "Credit Documents" shall mean, collectively, the Note
Purchase Agreements, the Loan Agreement and each other agreement or document pursuant to which any Person becomes an additional
Creditor pursuant to Section 3.4.

     "Creditor" shall have the meaning assigned thereto in the introductory paragraph hereto.

     "Excess Subsidiary Payment" shall mean as to any Creditor an amount equal to the Subsidiary Payment received by such Creditor less the Pro Rata Share of Subsidiary Payments to which such Creditor is then entitled.

     "Lender" shall have the meanings assigned thereto in the introductory paragraph hereto.

     "Lender Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

     "Loan Agreement" shall have the meaning assigned thereto in the Recitals hereof.

     "Loans" shall have the meaning assigned thereto in the Recitals hereof.

     "Note Purchase Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "Noteholder" and "Noteholders" shall have the meanings assigned thereto in the introductory paragraph hereto.

     "Noteholder Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

     "Notes" shall have the meaning assigned thereto in the Recitals hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Pro Rata Share of Subsidiary Payments" shall mean as of the date of any Subsidiary Payment to a Creditor in respect to a Subsidiary Agreement an amount equal to the product obtained by multiplying (x) the amount of all Subsidiary Payments made by the Subsidiary Guarantors to all Creditors concurrently with the payments to such Creditor less all reasonable costs incurred by such Creditors in connection with the collection of such Subsidiary Payments by (y) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect to the application of any such Subsidiary Payments).

     "Receiving Creditor" shall have the meaning assigned thereto in Section 2.

     "Specified Amount" shall mean, as to any Creditor, the aggregate amount of the Subject Obligations owed to such Creditor.

     "Subject Obligations" shall mean (i) all principal of, premium, if any, and interest on, the Notes and the Loans and all other obligations of the Company under or in respect of the Notes and the Loans and under the Note Purchase Agreements and the Loan Agreement and any other obligations of the Company to the Lender which are guaranteed by the Lender Guaranty and (ii) all principal of, premium, if any, and interest on, the obligations of the Subsidiary Guarantors under or in respect of the agreements and documents referred to in Section 3.4 hereof pursuant to which other Persons have become creditors of the Subsidiary
Guarantors and "Creditors" hereunder as contemplated in Section 3.4 hereof; provided that any amount of such Subject Obligations which is not allowed as a claim enforceable against the Company in a Bankruptcy Proceeding under applicable law shall be excluded from the computation of "Subject Obligations" hereunder.

     "Subsidiary Agreements" shall have the meaning assigned thereto in the Recitals hereof.

     "Subsidiary Guarantors" shall have the meaning assigned thereto in the Recitals hereof.

     "Subsidiary Payments" shall have the meaning assigned thereto in Section 2.

Section 2.     Sharing of Recoveries.

     Section 2.1. Pro Rata Share. Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor securing any Subsidiary Agreement) made pursuant to the terms of the Subsidiary Agreements ("Subsidiary Payments") (x) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to the Subsidiary Guarantors or the Company, as the case may be, or (y) following the acceleration of the Notes generally or the Loans or the acceleration of any other Subject Obligation, shall be shared so that each Creditor shall receive its Pro Rata
Share of Subsidiary Payments. Accordingly, each Creditor hereby agrees that in the event (a) an event described in clauses (x) or
(y) above shall have occurred, (b) any Creditor shall receive a Subsidiary Payment (a "Receiving Creditor"), and (c) any other
Creditor shall not concurrently receive its Pro Rata Share of Subsidiary Payments from the Subsidiary Guarantors, then the Receiving Creditor shall promptly remit the Excess Subsidiary
Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 2) each Creditor shall have received its Pro Rata Share of Subsidiary Payments.

     Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors of such amount of Notes or Loans (or interest therein), as the case may be (exclusive of any lien or security interest granted to such other Creditors and not securing a Subsidiary Agreement), necessary to cause such Creditor to share such Excess Subsidiary Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Subsidiary Payment or part thereof is thereafter recovered from such Receiving Creditor by the Subsidiary Guarantors (including, without limitation, by any trustee in bankruptcy of the Subsidiary Guarantors or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Subsidiary Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Agreement or avail itself of any recourse by resort to any property of the Company or the Subsidiary Guarantors, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

     Section 2.2. Letters of Credit. Notwithstanding anything herein to the contrary, any amounts to be distributed to the Lender after an event described in clause (x) or (y) of Section 2.1 above for application as provided in the Loan Agreement with respect to the undrawn portion of any outstanding letters of credit issued by the Lender shall be held by the Lender receiving the same in an interest bearing trust account (the "Special Trust Account") as collateral security for such liabilities until a drawing thereon, at which time such amounts, together with the interest accrued thereon, shall be applied to such letter of credit liabilities. If any such letters of credit expire without having been drawn upon in full, amounts held in the Special Trust Account with respect to the undrawn portion of such letters of credit, together with the interest accrued thereon, shall be treated as a Subsidiary Payment and shared in the manner provided in Section 2.1 hereof.

Section 3.     Agreements Among The Creditors.

     Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from the Subsidiary Guarantors on, any Subject Obligation of the Company or the Subsidiary Guarantors, as the case may be, to such Creditor or from instituting legal action against the Company or the Subsidiary Guarantors to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from the Subsidiary Guarantors in connection with any recovery under any Subsidiary Agreement (exclusive of recoveries arising from liens or security interests granted to other Creditors and not securing any Subsidiary Agreement) shall be subject to the terms of this Agreement.

     Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such regarding the financial condition of the Company or the Subsidiary Guarantors or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligations. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company or the Subsidiary Guarantors and nothing contained herein shall limit or in any way modify any of the obligations of the Company or the Subsidiary Guarantors to the Creditors.

     Section 3.3. Acknowledgment of Guaranties. The Lender hereby expressly acknowledges the existence of the Noteholder
Guaranty and the Noteholders hereby expressly acknowledge the existence of the Lender Guaranty.

     Section 3.4. Additional Creditors. Additional Persons which receive a "Guaranty" of "Indebtedness" of the Company (as such terms are defined in the Note Purchase Agreements) as contemplated in Section 9.8 of the Note Purchase Agreements may become "Creditors" hereunder by executing and delivering to each of the then existing Creditors (i) a copy of this Agreement so executed and (ii) a copy of the agreement or documents pursuant to which such Person becomes a creditor of the Subsidiary Guarantors. Accordingly, upon the execution and delivery of any such copy of this Agreement by any such Person, such Person shall thereinafter become a Creditor for all purposes of this Agreement.

     Notwithstanding the foregoing or any other provision of this Agreement, the provisions hereof shall not in any manner modify any covenant, obligation or agreement of the Company and its Subsidiaries contained in the Credit Documents with respect to
(x) limitations on additional indebtedness of the Company or any Subsidiary permitted under any Credit Document or (y) limitations on liens or security interests which may be created or granted by the Company or any Subsidiary under such Credit Document.

Section 4.     Miscellaneous.

     Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the Note
Purchase Agreements or the Loan Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

     Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

     Section 4.5.  Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Illinois.

     Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement, or unless the Subject Obligations are sold, transferred or disposed of at a time when the Subsidiary Agreements are no longer in effect for the benefit of such Subject Obligations.

     Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

     Section 4.10. Term of Agreement. This Agreement shall terminate when all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the parties hereto mutually agree in a writing to terminate this Agreement.

     In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                        Signature Page

The Northwestern Mutual Life Insurance Company


By   s/Richard A. Strait
  ----------------------------------
Its  Vice President
   ---------------------------------

Principal Mutual Life Insurance Company


By   s/Shabnam B. Miglani
  ----------------------------------
Its  Counsel
   ---------------------------------

By   s/Sarah J. Pitts
  ----------------------------------
Its  Counsel
   ---------------------------------

Allstate Life Insurance Company


By   s/Ronald A. Mendil
  ----------------------------------
By   Authorized Signatory
   ---------------------------------

Authorized Signatories

Connecticut General Life Insurance Company

By:  CIGNA Investments, Inc.

By   s/Edward Lewis
  -----------------------------
Its  Managing Director
   ----------------------------

CIGNA Property and Casualty Insurance Company

By:  CIGNA Investments, Inc.

By   s/Edward Lewis
  -----------------------------
Its  Managing Director
   ----------------------------

Connecticut General Life Insurance Company, on behalf of one or more separate accounts

By:  CIGNA Investments, Inc.
By
By   s/Edward Lewis
  -----------------------------
Its  Managing Director
   ----------------------------

The Security Mutual Life Insurance Company of Lincoln, Nebraska

By   s/Kevin W. Hammond
  ----------------------------
Its  Vice President-Chief Investment Officer
   ---------------------------

Northern Life Insurance Company

By   s/James V. Wittich
  ----------------------------
Its  Assistant Treasurer
   ---------------------------

ReliaStar United Services Life Insurance Company

By   s/James V. Wittich
  ----------------------------
Its  Assistant Treasurer
   ---------------------------

ReliaStar Bankers Security Life Insurance Company

By   s/James V. Wittich
  ----------------------------
Its  Vice President, Investments
   ---------------------------

ReliaStar Life Insurance Company

By   s/James V. Wittich
  ----------------------------
Its  Authorized Representative
   ---------------------------

Pierce National Life Insurance Company

By   s/Douglas W. Kroske
  ----------------------------
Its  Authorized Officer
   ---------------------------

The Minnesota Mutual Life Insurance Company

By:  MIMLIC Asset Management Company

By   s/Lynne M. Mills
  ----------------------------
Its  Vice President
   ---------------------------

Mutual Trust Life Insurance Company

By:  MIMLIC Asset Management Company

By   s/Lynne M. Mills
  ----------------------------
Its  Vice President
   ---------------------------

Jefferson-Pilot Life Insurance Company

By   s/John E. McDonald, Jr.
  ----------------------------
Its  Second Vice President
   ---------------------------

Alexander Hamilton Life Insurance
 Company of America

By   s/John E. McDonald, Jr.
  ----------------------------
Its  Second Vice President
   ---------------------------

NationsBank, N.A.

By
  ----------------------------
Its  Senior Vice President
   ---------------------------

     The undersigned hereby acknowledge and agree to the foregoing Agreement.

Insituform Technologies, Inc.

By   s/William A. Martin
  ----------------------------
Its Senior Vice President - Chief
    Financial Officer

Affholder, Inc.
INA Acquisition Corp.
Insituform Central, Inc.
Insituform Gulf South, Inc.
Insituform Mid-America, Inc.
Insituform Midwest, Inc.
Insituform Missouri, Inc.
Insituform North, Inc.
Insituform North America Corp.
Insituform Plains, Inc.
Insituform Rockies, Inc.
Insituform Southeast, Inc.
Insituform Texark, Inc.
Insituform West, Inc.
NuPipe, Inc.
United Pipeline Systems USA, Inc.

By   s/William A. Martin
  --------------------------------
Vice President of each of the foregoing entities

Insituform Southwest

By:  Insituform Southwest, Inc.,
      Managing Partner

By   s/William A. Martin
  ---------------------------------
     Its Vice President

Insituform of New England, Inc.

By   s/William A. Martin
  ---------------------------------
     Its Treasurer and Clerk